Restructuring Costs	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Restructuring Costs [Abstract]
Restructuring Costs
Strativa Restructuring:
In January 2013, we initiated a restructuring of Strativa, our branded pharmaceuticals division, in anticipation of entering into a settlement agreement and corporate integrity agreement that terminated the U.S Department of Justice’s ongoing investigation of Strativa’s marketing of Megace® ES.  We reduced our Strativa workforce by approximately 70 people, with the majority of the reductions in the sales force.  The remaining Strativa sales force has been reorganized into a single sales team of approximately 60 professionals that focus their marketing efforts principally on Nascobal® Nasal Spray.  In connection with these actions, we incurred expenses for severance and other employee-related costs as well as the termination of certain contracts. The remaining liabilities at June 30, 2013 were included with accrued expenses and other current liabilities on the condensed consolidated balance sheet.
($ amounts in thousands)

Restructuring Activities	Initial Charge	Cash Payments	Non-Cash Charge Related to Inventory and/or Intangible Assets	Reversals, Reclass or Transfers	Liabilities at June 30, 2013
Severance and employee benefits to be paid in cash	$1,413	$(906)	$—	$(4)	$503
Asset impairments and other	403	—	(403)	—	—
Total restructuring costs line item	$1,816	$(906)	$(403)	$(4)	$503

Restructuring Costs:
In June 2011, we announced our plans to resize Strativa Pharmaceuticals, our branded products division, as part of a strategic assessment. We reduced our Strativa workforce by approximately 90 people. The remaining Strativa sales force focus their marketing efforts on Megace® ES and Nascobal® Nasal Spray. In connection with these actions, we incurred expenses for severance and other employee-related costs. The intangible assets related to products no longer a priority for our remaining Strativa sales force were fully impaired by these actions. We also had non-cash inventory write downs for product and samples associated with the products no longer a priority for our remaining Strativa sales force. Inventory write downs were classified as cost of goods sold on the consolidated statements of operations for the year ended December 31, 2011. In July 2011, Strativa returned the U.S. commercialization rights of Zuplenz® to MonoSol, as part of the resizing of Strativa. In September 2011, Strativa executed a termination agreement with BioAlliance returning all Oravig® rights and obligations to BioAlliance.
The following table summarizes the activity for 2011 and the remaining related restructuring liabilities balance (included in accrued expenses and other current liabilities on the consolidated balance sheet) as of December 31, 2011 ($ amounts in thousands):

Restructuring Activities	Initial Charge	Cash Payments	Non-Cash Charge Related to Inventory and/or Intangible Assets	Reversals, Reclass or Transfers	Liabilities at December 31, 2011
Intangible asset impairments	$24,226	$—	($24,226)	$—	$—
Severance and employee benefits to be paid in cash	1,556	(1,556)	—	—	—
Sample inventory write-down and other	1,204	—	(1,204)	—	—
Total restructuring costs line item	$26,986	($1,556)	($25,430)	$—	$—
Commercial inventory write-down classified as cost of goods sold	674	—	(674)	—	—
Total	$27,660	($1,556)	($26,104)	$—	$—

The total charge was related to the Strativa segment. The charges related to this plan to reduce the size of the Strativa business are reflected on the consolidated statements of operations for the year ended December 31, 2011.